UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2024

KALVISTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36830	20-0915291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway Suite 901E Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

(857) 999-0075

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase and Sale Agreement

On November 4, 2024, KalVista Pharmaceuticals, Inc. (the “Company”), as guarantor, and KalVista Pharmaceuticals Limited, a wholly owned subsidiary of the Company (the “Subsidiary”), entered into a Purchase and Sale Agreement (the “PSA”) with DRI Healthcare Acquisitions LP (the “Purchaser”), an affiliate of DRI Healthcare Trust, pursuant to which the Subsidiary sold to the Purchaser the right to receive payments from the Subsidiary at a tiered percentage of future worldwide net sales of sebetralstat, a novel, small molecule plasma kallikrein inhibitor targeting the disease hereditary angioedema (the “Revenue Participation Rights”).

Under the terms of the PSA, the Subsidiary received an upfront payment of $100.0 million (the “Initial Amount”) in exchange for tiered royalty payments on worldwide net sales of sebetralstat, as follows: 5.00% on annual net sales up to and including $500.0 million (the “First Tier Royalty Rate”); 1.10% on annual net sales above $500.0 million and up to and including $750.0 million; and 0.25% on annual net sales above $750.0 million. Beginning in calendar year 2031, the First Tier Royalty Rate for any calendar year will be determined based on annual net sales of sebetralstat for the prior calendar year: 5.00% if the prior year’s annual net sales are at or above $500.0 million or 5.65% if the prior year’s annual net sales are below $500.0 million. In the event of any withholding for taxes, the Subsidiary generally will be required to increase the amounts payable so that Purchaser receives the same amount net of any withholding taxes, except that until December 31, 2026, the Subsidiary will only have to increase the payments by 50% of that amount. Additionally, if sebetralstat achieves annual net sales of at least $550.0 million in any calendar year ending before January 1, 2031 (the “Sales-Based Milestone”), the Subsidiary will earn a sales-based milestone payment of $50.0 million (the “Sales-Based Milestone Payment”).

If the Subsidiary obtains marketing approval by the U.S. Food and Drug Administration (the “FDA”) for sebetralstat by September 30, 2025, the Subsidiary may, at its option, elect to receive an additional payment of $22.0 million in cash (the “Optional Payment” and, together with the Initial Amount and the Sales-Based Milestone Payment, the “Investment Amount”). If the Subsidiary elects to receive the Optional Payment, the First Tier Royalty Rate will increase from 5.00% to 6.00%. Additionally, if the Subsidiary elects to receive the Optional Payment, beginning in calendar year 2031, the First Tier Royalty Rate for any calendar year will be determined based on annual net sales of sebetralstat for the prior calendar year: 6.00% if the prior year’s annual net sales are at or above $500.0 million or 6.75% if the prior year’s annual net sales are below $500.0 million. Further, if the Subsidiary elects to receive the Optional Payment and achieves the Sales-Based Milestone, the Sales-Based Milestone Payment will be increased from $50.0 million to $57.0 million.

Under the PSA, the Subsidiary has the option (the “Buy-Back Option”) to repurchase future Revenue Participation Rights at any time until December 31, 2026 either (i) in the event of a change of control of the Subsidiary or (ii) in the event that confirmation that payment of the Revenue Participation Rights will not receive certain tax treatment has not been obtained. Additionally, the Purchaser has an option (the “Put Option”) to require the Subsidiary to repurchase future Revenue Participation Rights in the event of a change of control of the Subsidiary exercisable until December 31, 2026. If the Put Option or the Buy-Back Option is exercised terminating the PSA, the required repurchase price is an amount equal to (a) 1.5 multiplied by (b) the Investment Amount, net of the sum of any payments received by the Purchaser prior to such Put Option or Buy-Back Option repurchase date, as applicable.

The Subsidiary’s obligations under the PSA are secured, subject to customary permitted liens and other agreed upon exceptions under a debenture creating fixed and floating charges (the “Debenture”), by a perfected security interest in (i) accounts receivable arising from net sales of sebetralstat and (ii) intellectual property that is claiming or covering sebetralstat, or any method of using, making or manufacturing sebetralstat, including regulatory approvals, clinical data and all other sebetralstat assets.

The above descriptions of the PSA and Debenture do not purport to be complete and are qualified in their entirety by reference to the full text of the PSA and Debenture. Copies of the PSA and Debenture will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending October 31, 2024.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above relating to the Company’s obligations to make payments with respect to the PSA and Debenture is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD.

On November 4, 2024, the Company issued a press release announcing its entry into the PSA (the “Press Release”), a copy of which is attached hereto as Exhibit 99.1. The information contained in this Item 7.01, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except for the second paragraph of the Press Release, which shall be deemed “filed” for purposes of Section 18 of the Exchange Act and incorporated by reference in any filing under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued November 4, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This filing contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the timing and potential amount of milestones and royalty payments to be received under the PSA. Statements including words such as “may,” “will,” “to be,” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including the risk that sebetralstat may not be approved by the FDA for the treatment of HAE on or prior to September 30, 2025, or at all, and risks and uncertainties described under the heading “Risk Factors” in documents the company files from time to time with the SEC. These forward-looking statements speak only as of the date of this report, and the company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALVISTA PHARMACEUTICALS, INC.

Date: November 4, 2024	By:	/s/ Benjamin L. Palleiko
Benjamin L. Palleiko
Chief Executive Officer